UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 14, 2017

THE AES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12291	54-1163725
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

4300 Wilson Boulevard, Suite 1100,
Arlington, Virginia		22203
(Address of principal executive offices)		(zip code)

Registrant’s telephone number, including area code: (703) 522-1315

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

On July 14, 2017, the Board of Directors (the “Board”) of The AES Corporation (the “Company”) elected Alain Monié to the Board, effective immediately, and appointed him to the Compensation Committee, Nominating, Governance and Corporate Responsibility Committee, and Innovation and Technology Committee of the Board.

Mr. Monié has served as the chief executive officer of Ingram Micro Inc. (“Ingram Micro”), a leader in delivering the full spectrum of global technology and supply chain solutions to businesses around the world, since January 2012.

Mr. Monié joined Ingram Micro in 2003 and was appointed president of the Asia Pacific region in 2004. From 2007 to 2010, he served as president and chief operating officer of Ingram Micro. Following one year as chief executive officer of Singapore-based Asia Pacific Resources International Limited, he returned to Ingram Micro as chief operating officer in late 2011 and became chief executive officer in January 2012. Prior to joining Ingram Micro, Mr. Monié held senior international leadership positions with AlliedSignal Inc. (“AlliedSignal”) and, subsequently, Honeywell International (“Honeywell”) after the two companies merged. Mr. Monié played a key role in AlliedSignal’s 1999 merger with Honeywell and, from 2000 to 2002, he served as Honeywell’s president of Latin America and head of the Industrial and Building Automation group for that region. Before joining AlliedSignal, Mr. Monié held general management positions with French aerospace company Sogitec Inc. and, prior to that, he was a controller with Renault. He started his career as an engineer in Mexico while in military service.

Mr. Monié earned a master’s degree in business administration from the Institut Supérieur des Affaires in Jouy-en-Josas, France (now part of Groupe HEC). He graduated with honors in automation engineering studies at the École Nationale Supérieure d’Arts et Métiers (ENSAM), Bordeaux and Paris. He currently serves on the board of directors of Ingram Micro (November 2011 – present) and Expeditors (May 2017 – present), and served in the past on the boards of Amazon.com, Inc. (2008 – 2016) and Jones Lang LaSalle Incorporated (2005 – 2009).

Mr. Monié will participate in the non-employee director compensation arrangements described in the Company’s 2017 proxy statement filed with the Securities and Exchange Commission on March 8, 2017. Also, consistent with initial grants previously offered to non-employee directors of the Company, Mr. Monié will receive an initial equity grant consisting of deferred stock units and/or stock options valued at $40,000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AES CORPORATION
(Registrant)

		By:	/s/ Brian A. Miller
			Name:	Brian A. Miller
			Title:	Executive Vice President, General Counsel and Secretary
Date:	July 17, 2017

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